                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 21, 2004

                         UNIVERSAL FOREST PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

         MICHIGAN                      0-22684                    38-1465835
(State or other jurisdiction         (Commission                (IRS Employer
    of Incorporation)                File Number)            Identification No.)

            2801 EAST BELTLINE, NE
            GRAND RAPIDS, MICHIGAN                    49525
   (Address of principal executive offices)         (Zip Code)

                                 (616) 364-6161
              (Registrant's telephone number, including area code)

                                      NONE
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement.

          On December 20, 2004, the Registrant and certain of its wholly-owned subsidiaries completed a five-year, $250 million unsecured revolving credit facility with a syndicate of U.S. and Canadian banks led by JPMorgan Chase Bank, N.A., as agent, including up to $65 million which may be reserved for letters of credit and up to CA$30 million which may be borrowed and shall be repaid in Canadian dollars. This facility replaced our $200 million unsecured revolving credit facility. The amount outstanding on the revolving credit facility on December 20, 2004 was $17.4 million. Cash borrowings are charged interest based upon an index equal to the Eurodollar rate (in the case of borrowings in US Dollars) or the bankers' acceptance rate quoted by JP Morgan Chase Bank, N.A., Toronto Branch (in the case of borrowings in Canadian Dollars), plus a margin (ranging from 42.5 to 107.5 basis points) based upon the financial performance of the Registrant and certain of its subsidiaries. The companies are also charged a facility fee on the entire amount of the lending commitment (ranging from 12.5 to 30 basis points, based upon company performance), and a usage premium (ranging from 7.5 to 12.5 basis points, based upon company performance) at times when borrowings exceed $125 million.

          A copy of the Credit Agreement is attached as Exhibit 10(i) to this Current Report.

Item 9.01 Financial Statements, Pro Forma Financial Information, and Exhibits

          (c)   Exhibits

          10(i) Series 2004-A, Credit Agreement dated December 20, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        UNIVERSAL FOREST PRODUCTS, INC.
                                                  (Registrant)

Dated:  December 21, 2004

                                        By: /s/ Michael R. Cole
                                            ------------------------------------
                                            Michael R. Cole, Chief Financial
                                            Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit Number      Document
--------------      --------
      10(i)         Series 2004-A, Credit Agreement dated December 20, 2004.

                                       4